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                                                                      Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in (i) Registration Statement No. 33-19309 on Form S-8 pertaining to Consolidated Stores Corporation Savings Plan (ii) Post Effective Amendment No. 1 to Registration Statement No. 33-19309 on Form S-8 pertaining to Consolidated Stores Corporation Savings Plan appearing in this Form 11-K of Big Lots, Inc. for the plan year ended December 31, 2000.


DELOITTE & TOUCHE LLP

Dayton, Ohio
June 25, 2001